SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported) September 10, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2003, providing for the issuance of the CWMBS, INC., Alternative Loan Trust
          2003-19CB, Mortgage Pass-Through Certificates, Series 2003-47).


                                   CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103821               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On August 28, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-47.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 24, 2003 and the Prospectus Supplement dated August 26, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-47.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.

                          FINAL POOL TABLES, GROUP 1

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------
Arizona                         137         $   17,605,044.86        3.30%
California                      893         $  181,618,364.77       34.01%
Colorado                        145         $   22,302,938.22        4.18%
Florida                         234         $   30,911,020.68        5.79%
Massachusetts                    63         $   13,576,155.66        2.54%
Michigan                         92         $   11,461,703.16        2.15%
Nevada                           93         $   14,319,837.29        2.68%
New Jersey                       80         $   14,397,372.73        2.70%
New York                        119         $   23,588,724.24        4.42%
Ohio                             93         $   10,949,866.51        2.05%
Oregon                          112         $   16,962,238.02        3.18%
Texas                           156         $   19,506,874.97        3.65%
Washington                      126         $   20,088,704.33        3.76%
Other (less than 2%)            972         $  136,710,716.78       25.60%
                        ---------------------------------------------------
                               3315         $  533,999,562.22      100.00%


----------
(1) The Other row in the preceding table includes 37 other states and the District of Columbia with under 2.00% concentrations individually.
     No more than approximately 0.278% of the mortgage loans in loan group 1 will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
619 and Below                  43           $   7,097,260.07         1.33%
620-659                       255           $  41,201,207.20         7.72%
660-699                       612           $  96,032,304.87        17.98%
700-719                       509           $  84,644,168.94        15.85%
720 and Above                1891           $ 304,409,980.43        57.01%
Not Scored                      5           $     614,640.71         0.12%
                          -------------------------------------------------
                             3315           $ 533,999,562.22       100.00%


--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 725.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of        Aggregate Principal   Percent of
 Type of Program           Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
CLUES Plus                         1          $     215,500.00        0.04%
Full/Alternative                1805          $ 266,089,536.70       49.83%
No Income/No Asset               215          $  34,418,635.27        6.45%
Preferred                        778          $ 134,256,708.82       25.14%
Reduced                          402          $  78,247,606.24       14.65%
Stated Income/Stated Asset        39          $   8,056,655.76        1.51%
Streamlined                       75          $  12,714,919.43        2.38%
                           ------------------------------------------------
                                3315          $ 533,999,562.22      100.00%




                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
2-4 Units                       186        $  36,026,189.49           6.75%
Condominium Hotel                 1        $     328,000.00           0.06%
Co-operative                      1        $      78,669.61           0.01%
Hi-rise Condominium              25        $   3,878,631.17           0.73%
Low-rise Condominium            279        $  44,964,588.84           8.42%
Planned Unit Development        497        $  85,233,474.23          15.96%
Single Family Residence        2326        $ 363,490,008.88          68.07%
                            ------------------------------------------------
                               3315        $ 533,999,562.22         100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
      3.790                     1          $         69,495.60       0.01%
      4.875                     1          $        264,000.00       0.05%
      5.000                    16          $      2,529,454.27       0.47%
      5.125                    40          $      6,977,209.44       1.31%
      5.190                     2          $        293,960.29       0.06%
      5.200                     1          $        118,086.62       0.02%
      5.250                   107          $     17,210,649.41       3.22%
      5.375                   275          $     47,383,909.44       8.87%
      5.455                     1          $        210,794.92       0.04%
      5.500                   692          $    108,768,583.84      20.37%
      5.520                     1          $        228,750.00       0.04%
      5.595                     1          $         92,559.91       0.02%
      5.600                     3          $        494,760.00       0.09%
      5.605                     1          $         89,450.00       0.02%
      5.610                     1          $        124,000.00       0.02%
      5.615                     1          $        139,348.49       0.03%
      5.625                   623          $     97,383,616.24      18.24%
      5.650                     1          $        140,600.00       0.03%
      5.720                     2          $        431,500.00       0.08%
      5.735                     1          $        244,759.64       0.05%
      5.740                     2          $        251,460.00       0.05%
      5.750                   482          $     82,728,704.34      15.49%
      5.755                     1          $        133,950.00       0.03%
      5.785                     1          $        133,000.00       0.02%
      5.795                     1          $        239,178.27       0.04%
      5.845                     1          $        193,500.00       0.04%
      5.850                     1          $        227,905.00       0.04%
      5.860                     5          $      1,015,367.11       0.19%
      5.870                     1          $        171,000.00       0.03%
      5.875                   517          $     84,687,281.92      15.86%
      5.880                     2          $        276,350.00       0.05%
      5.905                     1          $        122,400.00       0.02%
      5.920                     1          $        147,116.88       0.03%
      5.940                     1          $        125,501.44       0.02%
      5.975                     3          $        384,405.00       0.07%
      5.980                     1          $        171,000.00       0.03%
      5.985                     1          $        165,750.00       0.03%
      5.990                     2          $        325,275.25       0.06%
      6.000                   277          $     42,815,130.84       8.02%
      6.005                     1          $        140,505.00       0.03%
      6.075                     1          $        191,000.00       0.04%
      6.090                     1          $        103,194.62       0.02%
      6.110                     2          $        210,500.00       0.04%
      6.125                   133          $     19,927,661.00       3.73%
      6.130                     6          $      1,071,517.99       0.20%
      6.135                     1          $        122,000.00       0.02%
      6.155                     1          $        154,800.00       0.03%
      6.160                     1          $        214,000.00       0.04%
      6.205                     1          $        116,000.00       0.02%
      6.225                     1          $        106,875.00       0.02%
      6.230                     1          $         94,500.00       0.02%
      6.250                    54          $      8,856,384.86       1.66%
      6.255                     1          $         60,000.00       0.01%
      6.355                     1          $        112,500.00       0.02%
      6.375                    13          $      2,059,226.40       0.39%
      6.395                     1          $        140,000.00       0.03%
      6.405                     1          $         43,200.00       0.01%
      6.480                     2          $        242,946.81       0.05%
      6.500                    16          $      1,851,186.86       0.35%
      6.625                     1          $        202,000.00       0.04%
      7.000                     1          $         95,545.00       0.02%
      7.375                     1          $         52,419.87       0.01%
      8.250                     1          $        321,834.65       0.06%
            -------------------------------------------------------------------
                             3315          $    533,999,562.22     100.00%


----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 5.686% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.697% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Cash-Out Refinance             878           $ 154,519,374.13       28.94%
Purchase                      1517           $ 229,800,904.67       43.03%
Rate/Term Refinance            920           $ 149,679,283.42       28.03%
                           ------------------------------------------------
                              3315           $ 533,999,562.22      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
50.00 or Less                 272           $  45,396,163.83        8.50%
50.01 to 55.00                221           $  37,007,966.54        6.93%
55.01 to 60.00                239           $  40,131,534.66        7.52%
60.01 to 65.00                284           $  50,141,496.48        9.39%
65.01 to 70.00                418           $  74,316,884.19       13.92%
70.01 to 75.00                285           $  46,360,710.55        8.68%
75.01 to 80.00                803           $ 123,242,602.57       23.08%
80.01 to 85.00                 19           $   2,166,981.58        0.41%
85.01 to 90.00                358           $  46,798,830.98        8.76%
90.01 to 95.00                214           $  37,741,605.61        7.07%
95.01 to 100.00               202           $  30,694,785.23        5.75%
                           -----------------------------------------------
                             3315           $ 533,999,562.22      100.00%


----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 72.10%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Investment                    1152           $ 169,320,906.47       31.71%
Owner Occupied                1969           $ 334,144,413.98       62.57%
Second/Vacation Home           194           $  30,534,241.77        5.72%
                      -----------------------------------------------------
                              3315           $ 533,999,562.22      100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage               Number of     Aggregate Principal  Percent of
Loan Amount                 Mortgage Loans   Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------

           $0 -   $50,000            68       $   2,880,936.35        0.54%
  $ 50,000.01 -   $100,000.00       638       $  50,838,931.12        9.52%
  $100,000.01 -   $150,000.00      1036       $ 130,146,393.80       24.37%
  $150,000.01 -   $200,000.00       690       $ 120,046,742.95       22.48%
  $200,000.01 -   $250,000.00       440       $  98,778,570.61       18.50%
  $250,000.01 -   $300,000.00       274       $  75,137,755.28       14.07%
  $300,000.01 -   $350,000.00       144       $  45,557,189.77        8.53%
  $350,000.01 -   $400,000.00         8       $   3,082,630.75        0.58%
  $400,000.01 -   $450,000.00        10       $   4,187,866.91        0.78%
  $450,000.01 -   $500,000.00         7       $   3,342,544.68        0.63%
                                --------------------------------------------
                                   3315       $ 533,999,562.22      100.00%


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $161,086.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

       360                   2031           $ 318,504,232.75       59.65%
       359                   1161           $ 196,519,720.14       36.80%
       358                     69           $  11,564,883.87        2.17%
       357                     20           $   2,648,375.06        0.50%
       356                     16           $   2,317,977.32        0.43%
       355                      1           $     107,506.53        0.02%
       354                      2           $     249,683.87        0.05%
       352                      1           $     121,431.05        0.02%
       335                      1           $      69,495.60        0.01%
       300                      9           $   1,356,581.00        0.25%
       299                      4           $     539,675.03        0.10%
                          ------------------------------------------------
                             3315           $ 533,999,562.22      100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 359 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------
Arizona                               28       $   3,293,767.81       3.09%
California                           188       $  32,094,404.15      30.15%
Colorado                              21       $   3,245,261.11       3.05%
Florida                               51       $   5,783,729.53       5.43%
Georgia                               18       $   2,818,783.17       2.65%
Illinois                              15       $   2,694,041.78       2.53%
Maryland                              13       $   2,211,513.93       2.08%
Michigan                              21       $   2,630,250.20       2.47%
New Jersey                            22       $   3,726,952.63       3.50%
New York                              35       $   6,189,920.65       5.82%
North Carolina                        16       $   2,166,785.08       2.04%
Oregon                                23       $   2,826,845.78       2.66%
Pennsylvania                          24       $   2,514,811.68       2.36%
Texas                                 41       $   4,336,633.39       4.07%
Washington                            26       $   4,094,782.01       3.85%
Other (less than 2%)                 214       $  25,804,218.40      24.24%
                           ----------------------------------------------------
                                     756       $ 106,432,701.30     100.00%

-------------
(1) The Other row in the preceding table includes 33 other states with under 2.00% concentration individually. No more than approximately 0.796% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
619 and Below                    4          $     549,800.00        0.52%
620-659                         53          $   7,545,450.39        7.09%
660-699                        158          $  22,969,072.03       21.58%
700-719                         97          $  14,112,759.92       13.26%
720 and Above                  444          $  61,255,618.96       57.55%
                           -----------------------------------------------
                               756          $ 106,432,701.30      100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 726.


                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of        Aggregate Principal   Percent of
 Type of Program           Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
Full/Alternative                318           $  40,190,412.02       37.76%
No Income/No Asset               61           $   8,011,960.35        7.53%
Preferred                       155           $  21,399,959.18       20.11%
Reduced                         180           $  30,078,984.13       28.26%
Stated Income/Stated Asset       16           $   2,889,659.02        2.72%
Streamlined                      26           $   3,861,726.60        3.63%
                           ------------------------------------------------
                                756           $ 106,432,701.30      100.00%

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
2-4 Units                       47           $   7,434,578.49        6.99%
Hi-rise Condominium              6           $     866,364.23        0.81%
Low-rise Condominium            42           $   5,149,927.67        4.84%
Planned Unit Development       106           $  16,948,458.56       15.92%
Single Family Residence        555           $  76,033,372.35       71.44%
                            -----------------------------------------------
                               756           $ 106,432,701.30      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
      4.500                           3       $     575,726.24       0.54%
      4.625                           5       $     728,142.21       0.68%
      4.750                          68       $  10,404,062.62       9.78%
      4.760                           4       $     341,386.82       0.32%
      4.800                           1       $     137,856.30       0.13%
      4.810                           1       $     135,233.80       0.13%
      4.840                           1       $     105,420.15       0.10%
      4.850                           2       $     372,796.87       0.35%
      4.870                           1       $     205,692.40       0.19%
      4.875                         124       $  16,491,107.97      15.49%
      4.950                           1       $     175,438.32       0.16%
      4.990                           8       $     714,578.82       0.67%
      4.995                           1       $     102,982.57       0.10%
      4.999                           1       $     177,057.90       0.17%
      5.000                         146       $  20,231,467.94      19.01%
      5.050                           1       $     121,155.34       0.11%
      5.060                           1       $      83,991.14       0.08%
      5.100                           1       $     302,222.21       0.28%
      5.125                          94       $  14,337,293.71      13.47%
      5.190                           1       $     153,205.86       0.14%
      5.225                           1       $      50,238.00       0.05%
      5.250                         116       $  17,029,215.68      16.00%
      5.300                           1       $     116,702.73       0.11%
      5.350                           1       $     129,529.00       0.12%
      5.375                          68       $   9,500,162.49       8.93%
      5.390                           2       $     286,378.92       0.27%
      5.400                           3       $     243,070.67       0.23%
      5.450                           1       $      74,680.28       0.07%
      5.490                           1       $      53,736.00       0.05%
      5.500                          62       $   8,725,527.90       8.20%
      5.575                           1       $      51,746.12       0.05%
      5.625                          16       $   2,017,843.17       1.90%
      5.675                           1       $     153,450.89       0.14%
      5.690                           1       $     174,200.01       0.16%
      5.750                           3       $     583,300.00       0.55%
      5.875                           1       $      75,735.87       0.07%
      6.000                           1       $     128,706.49       0.12%
      6.125                           1       $      86,107.52       0.08%
      6.250                           2       $     171,832.37       0.16%
      6.375                           1       $     153,443.31       0.14%
      6.500                           2       $     205,848.70       0.19%
      6.625                           1       $      76,496.70       0.07%
      6.875                           1       $      52,462.24       0.05%
      7.000                           1       $      18,000.00       0.02%
      7.250                           1       $     217,950.27       0.20%
      7.500                           1       $     159,516.78       0.15%
                  -------------------------------------------------------------
                                    756       $ 106,432,701.30     100.00%

------------------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 5.123% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.125% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refinance            307            $  46,099,206.55       43.31%
Purchase                      101            $  12,631,404.40       11.87%
Rate/Term Refinance           348            $  47,702,090.85       44.82%
                          -------------------------------------------------
                              756            $ 106,432,701.30      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
50.00 or Less                 170           $  23,947,639.74        22.50%
50.01 to 55.00                 75           $  10,683,559.83        10.04%
55.01 to 60.00                 86           $  12,218,201.17        11.48%
60.01 to 65.00                 73           $  10,475,529.32         9.84%
65.01 to 70.00                108           $  16,765,620.33        15.75%
70.01 to 75.00                 88           $  12,121,444.11        11.39%
75.01 to 80.00                 93           $  13,258,740.20        12.46%
80.01 to 85.00                  9           $     925,847.82         0.87%
85.01 to 90.00                 38           $   4,108,727.62         3.86%
90.01 to 95.00                 15           $   1,909,391.16         1.79%
95.01 to 100.00                 1           $      18,000.00         0.02%
                           ------------------------------------------------
                              756           $ 106,432,701.30       100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 61.99%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                          Number of       Aggregate Principal     Percent of
Occupancy Types         Mortgage Loans    Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------
Investment                     236          $  28,910,653.19         27.16%
Owner Occupied                 487          $  72,654,448.89         68.26%
Second/Vacation Home            33          $   4,867,599.22          4.57%
                        ----------------------------------------------------
                               756          $ 106,432,701.30        100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amounts               Mortgage Loans   Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
         $0 -  $50,000            29        $   1,164,403.79          1.09%
$ 50,000.01 -  $100,000.00       223        $  17,176,491.67         16.14%
$100,000.01 -  $150,000.00       231        $  28,989,159.31         27.24%
$150,000.01 -  $200,000.00       136        $  23,556,013.91         22.13%
$200,000.01 -  $250,000.00        56        $  12,475,953.54         11.72%
$250,000.01 -  $300,000.00        61        $  16,685,152.56         15.68%
$300,000.01 -  $350,000.00        19        $   5,985,526.52          5.62%
$350,000.01 -  $400,000.00         1        $     400,000.00          0.38%
                              ----------------------------------------------
                                 756        $ 106,432,701.30        100.00%

------------------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $140,784.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------

Remaining Terms             Number of      Aggregate Principal    Percent of
To Maturity (months)      Mortgage Loans   Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

        180                     374         $   52,846,708.00       49.65%
        179                     280         $   41,195,451.45       38.71%
        178                      35         $    4,680,779.18        4.40%
        177                      39         $    4,937,154.35        4.64%
        176                      24         $    2,464,576.91        2.32%
        120                       1         $       62,000.00        0.06%
        117                       1         $      127,445.92        0.12%
        116                       2         $      118,585.49        0.11%
                            -----------------------------------------------
                                756         $  106,432,701.30      100.00%
------------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 179 months.

                          FINAL POOL TABLES, GROUP 3

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 3
-------------------------------------------------------------------------------
Arizona                               31       $   3,663,291.27       2.50%
California                           303       $  60,308,604.83      41.18%
Colorado                              46       $   6,226,840.49       4.25%
Florida                               62       $   7,443,045.92       5.08%
Massachusetts                         19       $   3,143,226.67       2.15%
Nevada                                24       $   3,418,257.51       2.33%
New Jersey                            29       $   4,071,006.96       2.78%
New York                              50       $   8,084,069.04       5.52%
Oregon                                30       $   3,383,312.93       2.31%
Texas                                 37       $   3,880,327.25       2.65%
Virginia                              22       $   3,876,718.39       2.65%
Washington                            25       $   3,694,532.00       2.52%
Other (less than 2%)                 273       $  35,264,299.58      24.08%
                           ----------------------------------------------------
                                     951       $ 146,457,532.84     100.00%

-------------
(1) The Other row in the preceding table includes 34 other states and the District of Columbia with under 2.00% concentration individually. No more than approximately 0.525% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------
619 and Below                        14       $   2,349,924.59        1.60%
620-659                              54       $   8,086,092.64        5.52%
660-699                             135       $  20,647,998.79       14.10%
700-719                             136       $  22,223,204.55       15.17%
720 and Above                       610       $  93,025,312.27       63.52%
Not Scored                            2       $     125,000.00        0.09%
                                -----------------------------------------------
                                    951       $ 146,457,532.84      100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 731.


                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of        Aggregate Principal   Percent of
 Type of Program           Mortgage Loans    Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------
Full/Alternative                      273       $  37,364,811.86       25.51%
No Income/No Asset                    123       $  18,249,785.99       12.46%
Preferred                             369       $  58,771,845.13       40.13%
Reduced                               118       $  22,217,584.41       15.17%
Stated Income/Stated Asset             20       $   3,432,080.53        2.34%
Streamlined                            48       $   6,421,424.92        4.38%
                                  ---------------------------------------------
                                      951       $ 146,457,532.84      100.00%

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------
2-4 Units                       35           $   6,038,085.75        4.12%
Low-rise Condominium            43           $   5,706,611.19        3.90%
Planned Unit Development        99           $  15,575,632.21       10.63%
Single Family Residence        774           $ 119,137,203.69       81.35%
                            -----------------------------------------------
                               951           $ 146,457,532.84      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------
       5.100                     1            $     131,150.00       0.09%
       5.125                     4            $     551,145.00       0.38%
       5.225                     1            $     129,867.46       0.09%
       5.250                     2            $     302,240.00       0.21%
       5.375                    27            $   4,607,984.29       3.15%
       5.500                    97            $  16,773,552.29      11.45%
       5.615                     1            $      66,600.00       0.05%
       5.625                   133            $  21,603,515.64      14.75%
       5.725                     3            $     559,500.00       0.38%
       5.740                     1            $      83,600.00       0.06%
       5.750                   180            $  27,623,501.36      18.86%
       5.825                     1            $     106,000.00       0.07%
       5.875                   217            $  33,581,532.98      22.93%
       5.920                     1            $     101,700.00       0.07%
       5.975                     1            $     251,750.00       0.17%
       5.985                     1            $     121,600.00       0.08%
       5.990                     2            $     212,000.00       0.14%
       6.000                   112            $  15,678,246.80      10.70%
       6.110                     2            $     206,205.00       0.14%
       6.120                     1            $     142,500.00       0.10%
       6.125                    76            $  11,211,832.63       7.66%
       6.130                     1            $     133,950.00       0.09%
       6.235                     2            $     294,500.00       0.20%
       6.245                     1            $     101,175.00       0.07%
       6.250                    51            $   7,607,157.76       5.19%
       6.345                     1            $     118,290.00       0.08%
       6.375                    15            $   1,875,326.38       1.28%
       6.500                    11            $   1,628,857.89       1.11%
       6.625                     4            $     552,252.36       0.38%
       6.750                     1            $     100,000.00       0.07%
             ------------------------------------------------------------------
                               951            $ 146,457,532.84     100.00%

------------------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 5.821% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.831% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------

Cash-Out Refinance            322            $  52,335,028.29       35.73%
Purchase                      303            $  44,034,967.83       30.07%
Rate/Term Refinance           326            $  50,087,536.72       34.20%
                          -------------------------------------------------
                              951            $ 146,457,532.84      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------
50.00 or Less                    190         $  29,236,890.57       19.96%
50.01 to 55.00                    98         $  14,585,144.19        9.96%
55.01 to 60.00                   132         $  21,642,186.06       14.78%
60.01 to 65.00                   162         $  24,661,682.84       16.84%
65.01 to 70.00                   149         $  22,459,179.91       15.33%
70.01 to 75.00                    28         $   4,071,378.95        2.78%
75.01 to 80.00                    13         $   1,983,940.00        1.35%
85.01 to 90.00                    47         $   6,990,088.69        4.77%
90.01 to 95.00                   114         $  17,924,306.97       12.24%
95.01 to 100.00                   18         $   2,902,734.66        1.98%
                              -------------------------------------------------
                                 951         $ 146,457,532.84      100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 63.56%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 3 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                          Number of       Aggregate Principal     Percent of
Occupancy Types         Mortgage Loans    Balance Outstanding     Loan Group 3
-------------------------------------------------------------------------------
Investment                     264          $  35,484,566.74         24.23%
Owner Occupied                 618          $ 100,713,723.38         68.77%
Second/Vacation Home            69          $  10,259,242.72          7.00%
                        ----------------------------------------------------
                               951          $ 146,457,532.84        100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amounts               Mortgage Loans   Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------
         $0 -  $50,000            24        $     985,066.59          0.67%
$ 50,000.01 -  $100,000.00       245        $  19,707,897.94         13.46%
$100,000.01 -  $150,000.00       276        $  34,722,243.86         23.71%
$150,000.01 -  $200,000.00       175        $  30,517,502.19         20.84%
$200,000.01 -  $250,000.00       108        $  24,013,496.36         16.40%
$250,000.01 -  $300,000.00        67        $  18,581,478.38         12.69%
$300,000.01 -  $350,000.00        53        $  16,693,535.35         11.40%
$350,000.01 -  $400,000.00         2        $     774,312.17          0.53%
$450,000.01 -  $500,000.00         1        $     462,000.00          0.32%
                              ----------------------------------------------
                                 951        $ 146,457,532.84        100.00%

------------------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $154,004.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------

Remaining Terms             Number of      Aggregate Principal    Percent of
To Maturity (months)      Mortgage Loans   Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------

        360                     878         $  135,149,907.88       92.28%
        359                      61         $    9,649,285.65        6.59%
        358                       9         $    1,253,689.32        0.86%
        357                       2         $      320,223.45        0.22%
        353                       1         $       84,426.54        0.06%
                            -----------------------------------------------
                                951         $  146,457,532.84      100.00%
------------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 3 is expected to be approximately 360 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  September 10, 2003



                                        5